EFH Corp. 2012 EEI Financial Conference Discussion Deck November 11 th – 14 th Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. All statements, other than statements of historical facts, that are included in this presentation, in response to questions or otherwise, that address activities, events, or developments that we expect or anticipate to occur in the future, including such matters as financial or operational projections, capital allocation, future capital expenditures, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely,” “expected,” “anticipated,”
“estimated,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward looking statements. A discussion of the risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange Commission (SEC).
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

Table of Contents

I. Five Year Review………………………………………………
.
3 – 8
II. Luminant………………………………………………………... 9 – 12
III. TXU Energy…………………………………………………….. 13 – 18
IV. Oncor……………………………………………………………. 19 – 21
V. EFH Corp……………………………………………………….. 22 – 26
VI. Appendix………………………………………………………... 27 – 40
VII. Regulation G…………………………………………………… 41 – 46

EFH Has Made Significant Accomplishments Despite Lower
Commodity Prices

Historical NYMEX spot natural gas prices
2007-2012 ; $/MMBtu
1 As of 10/15/2012
1
TXU Energy begins
customer care system
implementation
Sandow 5
complete
Oak Grove
1 complete
TCEH Amend
and Extend
EFH sells
~20% interest
in Oncor
Oncor
awarded
CREZ project
Oak Grove 2
complete
Debt
Exchanges
CSAPR
vacated
Oncor begins
AMS rollout
Merger
closes

EFH Has Invested Over $10 Billion
And Added Nearly 1,900 Positions
Capital Investment Amount
TCEH and Corporate >$5
Oncor >$5
Grand Total >$10
Jobs
New employee positions added ~1,900
4
Capital investment and jobs
2008-2012
1
; $ billions, positions added
Luminant invested $3.25 billion to build 2,200 MWs of new units
TXU Energy has invested nearly $100 million in new tools and products for customers to manage their own electricity usage
Oncor is expected to invest about $1.5 billion on CREZ and nearly $700 million on AMS through 2012
1
2012E based on latest projections.  Job positions 2012YTD as of 10/15/2012
Source: EFH 2011 and 2009 10K, Oncor 2Q 2012 earnings presentation, 2012E based on latest projections

Commitment Results
Reorganize the company into three separate and distinct business units with separate boards, management teams and headquarters
Done
Maintain headquarters for each business in the DFW area Done
Hold majority ownership in EFH Corp. and Oncor for at least five years Done
Create a Sustainable Energy Advisory Board (SEAB) to provide input from environmental, economic, customer, reliability and technology viewpoints
Done
Ensure employee compensation, health benefits and
retirement programs
Done
Deliver a 15% residential price cut to legacy PTB customers Done
Guarantee price protection against changing market conditions through
December 2008 for legacy PTB customers
Done
Provide $150 million in low-income customer assistance over five years, through 2012 ($125 million, ~10% discount for qualifying customers and $25 million in bill payment assistance)
Ongoing: On track to fulfill the $150 million
commitment by EOY 2012
Waive deposits for certain residential customers Done: Implemented for eligible low-income elderly customers and those with good
payment history
Form a new Low Income Advisory Committee (LIAC) comprising leaders in the social service delivery sector
Done
Invest $100 million over five years through 2012 in new tools for customers to manage their own electricity usage through innovative energy efficiency and conservation approaches
Ongoing: On track to fulfill the $100 million
investment by EOY 2012
Completing Merger Commitments

Commitment Results
Terminate eight planned coal units Done
Provide increased investment in alternative energy Ongoing
Start planning process for two IGCC commercial demonstration plants to be located in Texas
Done: IGCC RFP issued 12/07; suspended 8/09
due to market conditions
Offset 100% of key emissions from new coal-fueled power plants and reduce nitrogen oxide, sulfur dioxide and mercury emissions by 20% from
2005 total levels from coal-fueled power plants through nation’s largest voluntary emissions reduction program
Ongoing
Double wind energy purchases to 1500 MW, maintaining status as the largest buyer of wind power in Texas
Ongoing: More than 900 MW of wind energy
purchased
Join the FutureGen Alliance Joined the FutureGen Alliance 12/07
1
Join USCAP Applied for membership to USCAP 11/07
Expedite voluntarily the company’s 14.101 filing Done
Make minimum capital spend of $3.6 billion for five years, through 2012 Done
Implement aggressive demand reduction program including an additional five-year, $100 million investment in conservation and energy efficiency
Ongoing: On track to fulfill the $100 million
investment by EOY 2012
Implement no rate increases as a result of the transaction Ongoing: Transaction has not resulted in any rate increases for customers
File no system-wide rate case until 2008. Done
Generate no new debt as a result of the transaction. Ongoing: Transaction has not generated any new debt for customers.
Limit debt so that Oncor’s debt-to-equity ratio is at or below the assumed debt-to-equity ratio established by the PUC.
Ongoing: Ratio has not exceeded the ratio
established by the PUC of 60% debt, 40% equity
Agree to resolve all outstanding 14.101 issues. Done
Issue one-time, $72 million retail customer credit. Done
Provide annual reports to the PUC regarding commitments. Ongoing
1
Did not renew membership for 2009 following DOE’s funding withdrawal

Completing Merger Commitments (continued)

We Continue To Focus On Operational Excellence

Sustainable, Flexible, Dynamic Organization
Operational Excellence Financial Optimization Strategic Growth
Prudent financial
management
Optimize balance sheet
Optimize hedge platform
Identify and execute
internal / organic
opportunities
Seek external
opportunities
Maintain competitive
intelligence
Engage in key public
and governmental
affairs issues
Execute an aggressive
operational plan
Deliver top decile
results
Maintain a competitive
position in marketplace
Build infrastructure
Maintain and enhance
TXU brand
Identify and mitigate
operational risks

Which Has Generated Strong Corporate Earnings
EFH Adjusted EBITDA
1
2008-YTD Sept. 2012; $ millions
8
1  See Appendix for Regulation G reconciliations and definition
4,845
3,734
3,886
3,513
2,968
2008 2009 2010 2011 YTD 9/30/12

9

1
Includes four mothballed units (1,655 MW) not currently available for dispatch
2
Nine months ended September 30, 2012 (excludes purchased power)
Business Profile Generation
Largest coal & nuclear generation fleet in ERCOT
Top decile nuclear plant production and cost performance
Top quartile coal fleet production and cost performance
Largest mine-mouth coal operator in Texas
Gas plant operations - high availability to meet peak demand
Active asset management and hedging program to maintain
value in volatile commodity market
Coal Gas Nuclear
Generating Capacity as of 9/30/12
Total Net Generation for the nine months ended
September 30, 2012
15,427 MW
52,818 GWh
Safety
Wholesale power prices
Natural gas hedge program
Coal / Nuclear plant reliability
Mining operations / lignite cost
Fuel / O&M / SG&A costs
Peaking gas assets
Operational excellence / continuous improvement
Competitive market
Value Drivers
Luminant Is The Largest Power Generator In Texas
10
2%
2
1

1 Benchmarking net capacity factors based on GADS. Luminant is legacy lignite/coal fleet only and based on net GADS capacity
Source: GKS
Top decile
79.7%
Top quartile
73.8%
Top decile
$3.63
Top quartile
$4.36
Luminant vs. US coal fleet net capacity factors
Percent
Luminant vs. US coal fleet O&M
$/MWh
Luminant Is A High-Performing Coal Operator
11
Luminant 09–11 fleet avg. = 79.9%
Luminant 09–11 fleet avg. = $3.87
1

Comanche Peak Plant Is One Of Highest-Performing
Nuclear Plants In The Country
09-11 Capability Factor / O&M
$/MWh
Benchmarking peer set defined as 18 month fuel cycle U.S. nuclear plants
Source: EUCG May, 2012 Comprehensive Data Release for Cost and WANO for Capability Factors
CPNPP
Decile Quartile Median
Decile
Quartile
Median

13

TXU Energy Is The Largest Retail Electricity
Provider In Texas
Strong customer value proposition
• High brand recognition in Texas competitive areas
• Competitive retail prices
• Innovative products and services
• Committed to low-income customer assistance
• Improved customer care delivery capabilities
Balance Sheet
• Combined TCEH risk management and liquidity efficient capital structure
Expected margins (5–10% net)
Source: KEMA Retailer Landscape Report dated 9/28/12; As of June 2012
Source:
Residential Customers / Meters
(in thousands)
Residential Customers
(in thousands)
Projected Annual Demand Growth
CAGR (2010A-2020E; percent)
Value Drivers
14
Q2-Q3 Customer Attrition
1.5% (1.8)% (1.6)% (2.8)% (1.0)%
NERC 2011 Long-Term Reliability Assessment (Summer Demand)
ERCOT May 2012 CDR report

Executing A Marketing Strategy Balancing Value and Price 15 Price Orientation Value Orientation New offers are reinforcing TXU Energy’s value proposition

And Incorporating Technological Solutions Innovations TXU Energy MyEnergy Dashboard TXU Energy Electricity Usage Report TXU Energy’s iPhone and Android Apps 16 Brighten SM iThermostat

While Managing Expenses And Improving Cash Flow
Bad debt expense
2008 - YTD Sep 2012; $ millions
Days sales outstanding
2008 – YTD Sep 2012; Days
TXU Energy lowered bad debt
over time….
…and generated cash flow by
reducing days sales outstanding
YTD Sep 2012 Bad Debt expense was $20 million, on track to be the lowest in TXUE recent history
Days Sales Outstanding have improved significantly due to collection initiatives, customer mix and credit policy improvements

And Providing A Strong Customer Experience

20%
80%
First Call Resolution
PUC Complaints
Enhanced Customer Experience and Product Innovation:
• Record performance - first call resolution, customer satisfaction, PUC complaints
• Lower operating costs through gains in technology and self service
• First to market with innovations leveraging Smart Grid – Free Nights, iPhone app, etc.
• Reduced customer net attrition in 2012 Q3; approximately two-thirds vs. 2011 Q3
•
Proven risk management strategies delivering more predictable pricing to customers

19

New Oncor Infrastructure
Oncor’s investment in CREZ will receive accelerated recovery, consistent with other transmission investment, mitigating regulatory delay
Oncor has invested $1.36 billion cumulatively Oncor has invested $1.36 billion cumulatively on CREZ projects as of September 30, 2012 on CREZ projects as of September 30, 2012
Oncor expects to invest ~$2.0 billion on
CREZ-related transmission lines…
…to support the continued buildout of
…to support the continued buildout of
to support the continued buildout of
wind capacity in Texas wind capacity in Texas

Oncor Demand-Side Management
Oncor recovers its investment through a
PUC
1
-approved surcharge
Customer monitoring of consumption
“Smart” appliances
Dynamic pricing
Oncor’s
energy efficiency filing has been approved and is reflected in rates
…that will enable key DSM initiatives
1 Public Utility Commission of Texas
Oncor has installed approximately 3.1 million meters as of
September 30, 2012, including 802,000 in the nine months
ending September 30, 2012
Oncor has deployed ~$642 million of
capital for advanced metering
initiatives…

Energy Future Holdings Corp. Energy Future Holdings Corp. 22

EFH Transformed Business Services To Focus on Service,
Excellence and Governance

Before July 2008
Business Services costs
were not fully categorized
or allocated
Service Level Agreements
(SLA)  were not in place
Governance over shared
services and alignment
with businesses needed to
be enhanced
Transparency to Business
Services cost needed to be
improved
Establish
Service,
Excellence &
Governance
Model
The objective was to create a  cost-effective shared services group that provided service levels consistent with a large scale competitive / regulated energy company

To Create Value For The Rest Of The Enterprise

Enhanced liquidity through balance sheet and tax initiatives
Implemented cost controls
Enhanced enterprise-wide risk management policies and procedures
Streamlined corporate governance and developed policies and
procedures consistent with strategic goals and objectives
Recruited and retained key leadership talent and created programs to identify and develop in-house talent
Formed and maintained key stakeholder relationships with industry participants and other nongovernmental organizations (NGOs)
Strengthened IT infrastructure
–
Implemented new TXU Energy customer care and billing system
–
Invested in upgrading aging infrastructure

And Drive Down Consolidated SG&A Over Time

Consolidated SG&A
2009-2012; $ millions
SG&A has declined over $130MM from 2009 to 2011
1
Pro-forma for the deconsolidation of Oncor that occurred prospectively in 2010
875
1
751
742
491
2009 2010 2011 YTD 9/30/12

Key Takeaways – Maximizing Enterprise Value

Improved the company’s reputation and met merger commitments
– Engaged company stakeholders including legislators and NGOs
– Invested in the surrounding communities
Invested in Texas - $10+ billion in capital and added ~1,900 positions
Maintained focus on Operational Excellence
– Safe and reliable operating performance at Luminant
– TXU Energy managing margins and controlling costs amidst increased competition
– Business Services restructured operations, strengthened infrastructure and controlled costs
A keen focus on operational excellence has resulted in strong operating and financial performance amidst depressed commodity prices

27 APPENDIX

Largest competitive electric
generator in Texas
Largest lignite/coal and
nuclear generation fleet in
Texas
Low-cost lignite reserves
Largest T&D utility in
Texas
Leader in smart-grid
development
Constructive regulatory
regime
Largest retail
electricity provider in
Texas
Strong customer value
proposition
The largest power generator, retail electricity provider and transmission & distribution utility in Texas
Energy Future Holdings Overview

Luminant Generation Facilities

Generation capacity in ERCOT
At 9/30/12; MW
Nuclear 2,300 MW
Coal 8,017
Natural gas
1
5,110
Total 15,427 MW
1
Includes four mothballed units (1,655 MW) not currently available for dispatch
HOUSTON
SAN ANTONIO
AUSTIN
WACO
MIDLAND
LUFKIN
ODESSA
DALLAS
FORT
WORTH
Power Plants
Natural gas
Coal
Coal, new build
Nuclear

Currently Installed
1
Environmental Control Equipment At
Luminant Coal Units
Currently installed
1
There is no assurance that the currently installed control equipment will satisfy the requirements under any change to applicable law or any future Environmental Protection Agency or
Texas Commission on Environmental Quality regulations
2
FGD refers to flue gas desulfurization systems that reduce SO2 emissions with co-benefits of other emissions reductions
3
Activated carbon injection systems reduce mercury emissions
4
ESP refers to electro-static precipitation systems.  ESP and bag-house systems reduce particulate emissions with co-benefits of other emissions reductions
5
SNCR refers to selective non-catalytic reduction systems.  SCR refers to selective catalytic reduction systems.  Both systems reduce NOx emissions
6
PRB refers to Powder River Basin coal transported to plants via railcar
30
Coal Unit
Capacity
(MW)
FGD
(Scrubber)
2
Activated
Carbon
Injection
3
ESP 4 SNCR 5 SCR 5
Bag-
house 4
Fuel Source
Oak Grove 1 800
Lignite
Oak Grove 2 800
Lignite
Sandow 4 557
Lignite
Sandow 5 580
Lignite
Martin Lake 1 750
Lignite/PRB
6
Martin Lake 2 750
Lignite/PRB
Martin Lake 3 750
Lignite/PRB
Monticello 1 565
Lignite/PRB
Monticello 2 565
Lignite/PRB
Monticello 3 750
Lignite/PRB
Big Brown 1 575
Lignite/PRB
Big Brown 2 575
Lignite/PRB

Summer 2012 ERCOT supply stack - indicative
ERCOT Supply Stack
Sources: ERCOT and Energy Velocity ®, Ventyx
Luminant plants are typically on the “book-ends” of the supply stack; however, the low natural gas prices of summer 2012 “pushed” Luminant legacy lignite/coal units up the
supply stack.   ERCOT’s marginal price is set by natural gas in most hours of the year
Luminant nuclear plant
Luminant lignite/coal plants
Luminant gas plants
Legend

HSC Natural Gas Futures
$/MMBtu
ERCOT NHub ATC (7x24) Heat Rate
MMBtu/MWh
*estimate based on
limited broker quotes
32
Forward Natural Gas Prices and Heat Rates
Forward gas prices have shown some indications of stabilizing.
Near term heat rates continue to show volatility
2015 HR*
9.23

ERCOT Capacity, Demand and Reserve (CDR) Summary, May 2012.  Prior CDR used for 2012
ERCOT filing on Reserve Margin Analysis, PUCT Project No. 40000, October 22, 2012
Resource Adequacy in ERCOT
ERCOT reserve margin
2012A-2017E; percent
13.75% target
reserve margin
Drivers of ERCOT October 2012 filing on
Reserve Margin Analysis
– Reduced load growth rate to Moody’s “Low”
economic growth forecast
• Lowered 2013 load forecast by ~1,000
MW (~1.5% lower)
• Approximately 0.5% reduction of 2013-
2018 annual load growth rate
– Starting in 2014, added pending resources
not included in May 2012 CDR of ~1,000 MW
Recent and pending PUCT/ERCOT actions
and potential deliberations:
– Increased system-wide offer cap to $5,000
effective June 1, 2013; $7,000 effective June
1, 2014; and $9,000 effective June 1, 2015
– ERCOT December CDR Report
– ERCOT review of whether 13.75% is the
appropriate target reserve margin
– Continued PUCT evaluation of long-term
solution
13.9
16.4
13.4
11.4
12.0
11.1
14.3
9.8
6.9
6.5
5.8
2.1
3.6
4.5
5.5
5.3
'12 '13 '14 '15 '16 '17
1
2
May 2012 CDR
1
Increase from Oct 2012 filing
2

ERCOT Average Daily Profile Of Load And Wind
Source: ERCOT
ERCOT average daily profile of load and wind output
August  2012; mixed measures
Average
Load
Average
Wind Output
Load
(aMW)
Wind Output
(MW)
Wind operating characteristics necessitate additional resources for reliability
Hour

ERCOT Wind Additions
RPS¹ Target
of 2,880 MW
by 2009
RPS¹ Target
of 5,880 MW
by 2015
CREZs
Designated
ERCOT SGIA²
Cumulative wind capacity additions in ERCOT
Pre 01 - 11; 12E - 13E; MW
Renewable Portfolio Standard
Signed Generation Interconnect Agreement
Source: ERCOT –
September 2012 System Planning Report to the Reliability and Operations Subcommittee
1
2

$45.0B total gross debt
$41.9B total net debt
1
Gross debt excludes unamortized debt discounts and premiums, fair value discounts and premiums, and A/R securitization
2
Total net debt equals total gross debt less total cash & cash equivalents and restricted cash of ~$3.1 billion
3
Excludes $184 million from A/R securitization
4
Excludes intercompany note balances
EFH Capital Structure Overview
36
$4.0B
EFIH 6.875% 1 Lien due 2017
EFH 9.75% 1 Lien due 2019
EFIH 9.75% 1    Lien due 2019
EFH 10.00% 1    Lien due 2020
EFIH 10.00% 1    Lien due 2020
$0.4B EFIH 11.00% 2   Lien due 2021
$1.7B EFIH 11.75% 2     Lien due 2022
$0.7B
Unsecured
$1.8B
EFH 5.55% Series P due 2014
EFH 6.50% Series Q due 2024
EFH 6.55% Series R due 2034
$0.1B Unsecured Other
$16.4B 1   Lien TLB / Deposit LC due 2017
$3.85B 1   Lien TLB / Deposit LC due 2014
$0.2B Revolver due 2016
$0.1B Revolver due 2013
$1.75B 11.5% 1    Lien Notes due 2020
$1.6B 15.0% 2     Lien Notes due 2021
$4.8B
10.25% LBO due in 2015
10.50% LBO due in 2016
$1.1B Unsecured PCRBs/Other
$0.8B Revolver  @ L+125 bps due 2016
$5.1B Long Term Debt @ avg. 6.1%
$0.5B Securitization Debt @ avg. 5.3%
Balances as of 9/30/2012 Pro Forma
for October 2012 Issuance
4
st
st
st
st
st
nd
nd
st
st
st
nd
1
2
EFH 10.875% LBO due 2017
EFH 11.25%  LBO due 2017

Key Drivers
2013 Est. Impact vs.
2012 (millions) Assumptions
Commodity $600 - $700
Smaller hedge position: ~115M mmbtu position @
~$3.05 lower price¹
Change in average hedge price:  $0.47/mmbtu
lower average price¹ in 2013 vs 2012 on ~500M
mmbtu
New 2013 power sales at higher expected heat rate
net of lower implied market gas prices on ~68-70
TWh²
Retail $60 - $120
Lower volumes, weather, and continued
competitive pricing environment in 2013
37
2013 TCEH Adjusted EBITDA (non-GAAP) Key Drivers
$?
Q4
1 Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions)
2  Excludes volume committed under a long term purchase contract
3 See Appendix for Regulation G reconciliations and definition
$2,854
YTD
9/30/12
3

TCEH Open EBITDA (non-GAAP) Estimate
Assumptions Units 2013E
Wholesale
Total coal and nuclear generation TWh 72 – 74
Estimated power price² $/MWh
$37 - $39
Average coal and nuclear cost³ $/MWh $30 - $32
Retail
Revenues $ $4.0 - $5.0
Profitability percentage (after tax) %
5 - 10%
TCEH Open EBITDA (non-GAAP)¹ Estimate
13E: $ millions
1 Open EBITDA is intended to provide a view of our projected earnings for the fiscal year ended December 31, 2013, assuming that (1) our expected coal and nuclear generation for 2013 is sold at market observed forward power prices as of 7/31/2012 less our expected costs to produce the power, including expected fuel expense,
O&M and SG&A expenses, (2) our retail revenues are derived from market observed retail rates, and (3) we do not engage in any natural gas and power hedging activities.  This is not intended to serve as an indication of what we expect our earnings to be for the fiscal year ended December 31, 2013, or how we intend to operate the business. EFH Corp. does not provide projected EBITDA for future periods and, as a result, there is no comparable GAAP financial measure to which we can reconcile Open EBITDA
2 Estimated wholesale power prices for 2013 are based on average ERCOT North Hub prices as of 7/31/2012
3    Includes fuel, O&M and SG&A expenses
4 Based on average residential pricing and ~$1.5 billion of small and large business revenue based on trailing 12 months (Q4 2011 and Q1-Q3 2012). For residential new offer pricing please go to www.powertochoose.org
5 Calculation assumes a 35% overall tax rate
5
4

ELA and DIG

ELA and DIG.
o
EFH has a $19 billion excess loss account (ELA) and a $4 billion deferred intercompany gain (DIG), both of which are reflected in the tax basis of the stock of EFCH held by EFH.
o
The DIG was created in connection with internal reorganizations and the ELA was created in connection with financing transactions that involved TCEH and its assets but not EFIH or Oncor Holdings.
We have no plans to trigger the ELA or the DIG, and we are working to eliminate the ELA and
DIG to provide additional structuring flexibility.
o
An ELA and a DIG are generally included in taxable income only if a transaction occurs that triggers such items. We have no plans to implement a transaction that would trigger the ELA or the DIG.
o
As we are evaluating strategies to simplify our tax structure and eliminate the ELA and the DIG, we included the tax-related disclosure in our Form 10-Q. We filed a Form 8-K on November 6, 2012 in response to questions from investors about our Form 10-Q disclosure.

ELA and DIG (continued)

Tax Sharing Among the EFH Tax Group if the ELA and/or DIG were Triggered:
o
Pursuant to applicable Treasury regulations and published guidance of the Internal Revenue Service, corporations that are members of a consolidated group have joint and several liability for the taxes of such group. TCEH’s subsidiaries include both regarded corporations and entities that are disregarded for federal income tax purposes.
o
While disregarded entities are not corporate members of the consolidated tax group within the meaning of the
Internal Revenue Code, the Internal Revenue Service has issued guidance stating its informal position that a disregarded entity may be liable for taxes on income that it is responsible for generating.
(See
IRS CCA
199930013, 7/30/1999; CCA 200235023, 6/20/2002).
o
EFH and certain of its subsidiaries (including EFCH, EFIH, and TCEH, but not including Oncor Holdings and
Oncor) are bound by a tax sharing agreement, which provides for the allocation of income tax liabilities among the parties thereto. EFH, Oncor Holdings and Oncor are parties to a separate tax sharing agreement, which governs the computation of federal income tax liability between EFH, on one hand, and Oncor Holdings, Oncor and the other ring-fenced entities, on the other hand.
–
The tax sharing agreements provide, among other things, that a disregarded entity is required to make payments to EFH in an amount calculated to approximate the amount of tax liability such entity would have owed if it filed a separate corporate tax return.

Appendix – Regulation G Reconciliation 41

Financial Definitions
Measure Definition
Adjusted (non-GAAP)
Operating Results
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.  These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring.  EFH Corp. uses adjusted (non-GAAP) operating results as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with
GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted EBITDA
(non-GAAP)
Competitive Business
Results
Refers to the combined results of the Competitive Electric segment  and Corporate & Other.  Competitive Electric segment refers to the EFH Corp. business segment that consists principally of TCEH.
Contribution Margin (non-
GAAP)
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
EBITDA
(non-GAAP)
Net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization.
GAAP Generally accepted accounting principles.
Purchase Accounting
Regulated Business Refers to the results of the Regulated Delivery segment, which consists largely of EFH Corp.’s investment in Oncor.
42
EBITDA adjusted to exclude interest income, noncash items, unusual items, results of discontinued operations and other adjustments allowable under the EFH Corp. senior secured notes indentures.  Adjusted EBITDA plays an important role in respect of certain covenants contained in these indentures.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations,
Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  See EFH Corp.’s filings with the SEC for a detailed reconciliation of EFH Corp.’s net income prepared in accordance with GAAP to Adjusted EBITDA.
The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values.  The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.

Table 1: EFH Corp. Net Debt Reconciliation
1
As of September 30, 2012
$ millions
Description 9/30/12
Short-term borrowings 469
Long-term debt due currently 104
Long-term debt, less amounts due currently 37,428
Total debt (GAAP) as of September 30, 2012 38,001
Add principal amount of long-term debt issuance in October 2012 253
Less:
Short-term borrowings related to accounts receivable securitization program (184)
Net unamortized discount, fair value discount and premiums 515
Total debt 38,585
Less:
Cash and cash equivalents (1,112)
Net proceeds (cash) from October 12 long-term debt issuance (259)
Restricted cash (1,644)
Net debt 35,570
1 GAAP basis which reflects deconsolidation of Oncor.  Oncor’s total debt is ~$6.4 billion, added to EFH Corp.’s debt equals ~$45.0 billion.

Table 2: Oncor Net Debt Reconciliation
As of September 30, 2012
$ millions
Description 9/30/12
Short-term borrowings 784
Long-term debt due currently 123
Long-term debt, less amounts due currently 5,440
Total debt (GAAP) 6,347
Less unamortized discounts 37
Total debt 6,384
Less:
Cash and cash equivalents (9)
Restricted cash (80)
Net debt 6,295

Table 3: EFH Corp. Adjusted EBITDA Reconciliation
Year Ended December 31, 2008 - 2011 and Nine Months Ended September 30, 2012
$ millions
1
2
3
4
5
Factor 2008 2009 2010 2011 YTD 12
Net income (loss) attributable to EFH Corp. (9,838) 344 (2,812) (1,913) (1,408)
Income tax expense (benefit) (471) 367 389 (1,134) (879)
Interest expense and related charges 4,935 2,912 3,554 4,294 2,746
Depreciation and amortization 1,610 1,754 1,407 1,499 1,015
EBITDA (3,764) 5,377 2,538 2,746 1,474
Oncor EBITDA (496) (1,354) - - -
Oncor distributions/dividends (2008 includes $1.253 billion sale of Oncor equity) 1,582 216 169 116 100
Interest income (27) (45) (10) (2) (2)
Amortization of nuclear fuel 76 101 140 142 124
Purchase accounting adjustments 460 340 210 204 74
Impairment of goodwill 8,000 90 4,100 - -
Impairment and write-down of other assets 1,221 42 15 433 9
Debt extinguishment gains - (87) (1,814) (51) -
Net income (loss) attributable to noncontrolling interests (160) 64 - - -
Equity in earnings of unconsolidated subsidiary - - (277) (286) (249)
Unrealized net (gain) loss resulting from hedging transactions (2,329) (1,225) (1,221) (58) 1,290
Amortization of “day one” net loss on Sandow power purchase agreement - (10) (22) - -
Noncash compensation expense 27 11 18 13 11
Severance expense 3 10 4 7 1
Transition and business optimization costs 45 22 4 39 31
Transaction and merger expenses 64 81 48 37 29
Restructuring and other 43 1 (116) 73 7
Expenses incurred to upgrade or expand a generation station 100 100 100 100 69
EFH Corp. Adjusted EBITDA per Incurrence Covenant 4,845 3,734 3,886 3,513 2,968
Add Oncor Adjusted EBITDA (reduced by Oncor distributions/dividends above) (267) 1,123 1,354 1,523 1,254
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 4,578 4,857 5,240 5,036 4,222
3
4
5
2
1
2008 includes litigation accrual, charge related to a counterparty bankruptcy and losses on sale of receivables, net of insurance settlement proceeds. 2009 includes reversal of certain liabilities accrued in purchase accounting, partially offset by restructuring and nonrecurring activities and losses on sale of receivables. 2010 includes a gain on termination of a long-term power sales contract. 2011 includes settlement of amounts due from counterparty bankruptcy, fees related to the amendment and extension of the TCEH Senior Secured Facilities and reversal of certain liabilities accrued in purchase accounting.  See Form 10-Ks for more detail
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting
2008 and 2011 include impairment of emission allowances. 2008 also includes impairment of trade name intangible assets, land, and the natural gas-fueled generation fleet and charges related to cancelled development of coal-fueled generation facilities
Includes professional fees and other costs related to retail billing and customer care systems, generation plant reliability and supply chain efficiency initiatives as well as incentive compensation expenses
Includes costs related to the Merger, abandoned strategic transactions, certain growth initiatives and Oncor’s sale of noncontrolling interests, outsourcing transition costs and Sponsor Group management fee

Table 4: TCEH Adjusted EBITDA Reconciliation
Nine Months Ended September 30, 2012
$ millions
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting
2
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts
3
Includes incentive compensation expenses as well as professional fees and other costs related to generation plant reliability and supply chain efficiency initiatives
4
Primarily represents Sponsor Group management fees
5
Reflects noncapital outage costs
Factor YTD 12
Net loss (1,252)
Income tax benefit (670)
Interest expense and related charges 2,200
Depreciation and amortization 992
EBITDA 1,270
Adjustments to EBITDA (pre-tax):
Interest income (36)
Amortization of nuclear fuel 124
Purchase accounting adjustments 54
Impairment of assets and inventory write down 1
Unrealized net (gain) loss resulting from hedging transactions 1,290
Net loss attributable to noncontrolling interests 1
EBITDA amount attributable to consolidated unrestricted subsidiaries (6)
Corp. depreciation, interest and income tax expense included in SG&A 13
Noncash compensation expense 8
Severance expense 1
Transition and business optimization costs 30
Transaction and merger expenses 4 29
Restructuring and other 6
Expenses incurred to upgrade or expand a generation station 5 69
TCEH Adjusted EBITDA per Incurrence Covenant 2,854
Expenses related to unplanned generation station outages 64
TCEH Adjusted EBITDA per Maintenance Covenant 2,918
3
2
1

EFH Corp. Investor Relations Contacts
Molly Sorg
Director, Investor Relations
214-812-8868
Molly.Sorg@energyfutureholdings.com
Blake Holcomb
Investor Relations
214-812-8005
Blake.Holcomb@energyfutureholdings.com